Exhibit 99.1

Terrestrial Energy to Become First Publicly Traded Molten Salt Nuclear Reactor Developer Through Combination with HCM II Acquisition Corp.

●	Terrestrial Energy Inc. (“Terrestrial Energy” or the “Company”) is developing a small modular nuclear plant (the Terrestrial “IMSR plant”) using proprietary Generation IV Integral Molten Salt Reactor (IMSR) nuclear technology. Terrestrial Energy’s IMSR plant will supply high- temperature, clean, firm and flexible heat and electricity, with sector-competitive economics and leading time-to-market at fleet scale.

●	The Transaction will provide approximately $280 million in gross proceeds consisting of $50 million in common stock PIPE commitments at $10.00 per share from new non-affiliated fundamental institutional investors, and approximately $230 million of cash held in HCM II Acquisition Corp.’s (“HCM II”) trust account before potential redemptions. Proceeds will be used to accelerate commercial deployment of Terrestrial Energy's IMSR technology and to pay transaction expenses.

●	The Transaction values Terrestrial Energy at a pre-money equity value of $925 million, providing an attractive entry point for HCM II shareholders. The pro forma enterprise value of the new public company is expected to be approximately $1 billion with a pro forma equity value of approximately $1.3 billion, before considering anticipated PIPE financing proceeds and the impact of potential redemptions.

●	Terrestrial Energy’s IMSR plant technology benefits from strong demand forecasts across key growth sectors, including data center power supply, industrial heat and power, grid power, and the production of advanced low-carbon fuels and materials. The Company has partnerships and agreements with notable organizations such as Westinghouse Fuels, Energy Solutions, Schneider Electric, the U.S. Department of Energy (DOE), and Argonne National Laboratory, among others.

●	Texas A&M University recently selected Terrestrial Energy to partner on the construction of a commercial IMSR plant at the Texas A&M RELLIS campus, contributing to the university’s goal of achieving 1 GW of generating capacity at the site by the mid-2030s.

●	Terrestrial Energy is led by Chief Executive Officer Simon Irish and a highly experienced management team, supported by a top-tier board of directors consisting of former C-Suites of leading U.S. nuclear utilities and engineering firms.

●	Terrestrial Energy’s market leadership in the small modular reactor (SMR) sector is demonstrated by its delivery of key regulatory milestones. In 2023, the Canadian Nuclear Safety Commission (CNSC) completed its programmatic Vendor Design Review of the IMSR plant design, the first Generation IV reactor design to complete Canada’s CNSC Vendor Design Review, and a historic industry first for a nuclear plant powered with molten salt reactor technology. The Company’s U.S. Nuclear Regulatory Commission (NRC) engagement commenced in 2016 and includes a successful interagency joint review of the IMSR technology under a CNSC-U.S. NRC Memorandum of Cooperation and concurrent with the CNSC’s completion of the Vendor Design Review.

●	Terrestrial Energy’s CAPEX-light, long-duration business model leverages four distinct and mission-critical recurring revenue streams across the IMSR Plant’s 50+ year lifecycle, spanning from pre-construction revenue activities and construction services/component supply to post- construction IMSR core-unit component and fuel supply, to deliver sustainable, long-term cash flows.

●	All Terrestrial Energy shareholders will roll 100% of their equity holdings into the new public company and Terrestrial Energy’s management team, Terrestrial Energy’s primary shareholders, HCM II’s sponsor and certain affiliates of HCM II’s sponsor have committed to customary lock-ups.

●	The Transaction is expected to be completed during the fourth quarter of 2025 subject to customary closing conditions. The combined entity will apply for listing on Nasdaq under the ticker symbol “IMSR”.

CHARLOTTE, NC & STAMFORD, CT – March 26, 2025 – Terrestrial Energy Inc., a developer of small modular nuclear power plants using advanced reactor technology, and HCM II Acquisition Corp. (Nasdaq: HOND), today announced an agreement for a business combination (the “Transaction” or the “Business Combination”) that will result in Terrestrial Energy becoming a public company to be listed on Nasdaq under the ticker symbol “IMSR”.

Company Background

Terrestrial Energy is a developer of Generation IV nuclear plants using proprietary Integral Molten Salt Reactor (IMSR) technology. IMSR technology captures the transformative operating benefits of molten salt reactor technology in a small modular plant design that represents true innovation in affordability, efficiency, and versatility of nuclear energy supply.

Terrestrial Energy’s IMSR plants will supply zero-carbon, clean, firm, low-cost, high-temperature industrial heat and/or electricity for a dual-use energy role. Industrial applications include data center power supply, industrial heat and power, grid power, and green fuels sectors. The company’s IMSR plant design, consisting of two operating IMSRs, has an 822 MWth / 390 MWe capacity. Terrestrial Energy’s IMSR technology is differentiated from legacy nuclear technology through its use of molten salt reactor technology, which offers high efficiency and inherently safe operation.

Terrestrial Energy’s IMSR plants are designed to make pragmatic use of low-cost, readily available Standard-Assay Low Enriched Uranium (LEU enriched to under 5% U235) fuel, enabling secure and scalable fuel supply chains necessary for widespread fleet deployment. Terrestrial Energy believes the use of LEU fuel is a key advantage given significant challenges to the commercial supply of High-Assay Low- Enriched Uranium (HALEU is enriched to between 15% and 20% U235) due to geopolitical tensions.

In February 2025, Terrestrial Energy announced the IMSR plant’s selection by Texas A&M University in a competitive RFP process to site a commercial IMSR plant at the Texas A&M-RELLIS campus. The partnership will provide a platform for Terrestrial Energy to showcase a commercial IMSR plant with a project that benefits from the Texas A&M University System’s national leadership in nuclear technology research and development.

Led by CEO Simon Irish and a highly experienced management team, Terrestrial Energy is supported by a top-tier board of directors consisting of former C-Suite executives of leading U.S. nuclear utilities and engineering firms. The company is also supported by an expert advisory board, which includes former U.S. Secretary of Energy Ernest Moniz serving as senior counsel to the advisory board, as well as former Prime Minister of Canada, Stephen Harper, and former BP p.l.c. President and CEO, Lord John Browne, along with other highly experienced professionals from energy, industrials, aerospace and defense, finance and government. The HCM II Board of Directors also features extensive experience, including Mike Connor, former Navy Vice Admiral in charge of the U.S. Nuclear Submarine Fleet, as well as Shawn Matthews, former CEO of Cantor Fitzgerald & Co.

Today, the Company is engaged with engineers, regulators, suppliers and industrial partners to build, license and commission IMSR plants for fleet operation in the 2030s.

CAPEX-Light Business Model Delivers Long-Term, Recurring Revenue Streams

Terrestrial Energy’s CAPEX-light business model and flexible energy output delivers competitive and customized solutions to customer-specific requirements across a 50+ year IMSR plant lifecycle, enabling sustainable, long-term revenue streams. Terrestrial Energy’s services include the delivery of engineering and construction services for commissioning IMSR plants, supply of critical components to construct and operate IMSR plants including long-term supply of replacement IMSR core-units every 7 years and IMSR fuel, in addition to operating, maintenance and decommissioning services. End-users are industrial and municipal counterparties requiring low-cost, clean, firm, high-temperature heat and/or electrical power, including data center operators and utilities, among others.

The high-margin plant economics of Terrestrial Energy’s IMSR plants derive from its reactor technology and plant design choices. The high thermal stability of molten salt coolant allows for high-temperature and low-pressure operation, with inherent safety attributes, all economic virtues. This drives high capital and operating efficiencies for low-cost heat and power, resulting in improved power plant revenue and profitability. The IMSR’s high-temperature heat supply enables a 50% increase in the efficiency of electric power generation compared to legacy nuclear technologies, which it achieves with low-cost, standard industrial turbines. Furthermore, the IMSR avoids the complexity and costs of high-pressure nuclear systems, structures, and components, contributing to lower plant CAPEX, improved affordability, and lower-cost electric power compared to legacy nuclear power plants.

Terrestrial Energy has partnerships and agreements in place with Westinghouse Fuel, Energy Solutions, Schneider Electric, the U.S. Department of Energy, and Argonne National Laboratory, among others. The company has a portfolio of multiple IMSR plant projects, which are sourced from a portfolio of consortium relationships. These are offering sites, construction, fuel supply, plant operating services, as well as heat and power offtake, with the capabilities to deliver further IMSR plant projects. They cover a range of deployment use-cases including co-location for data center power supply, co-located industrial plant heat and power supply, and distributed on-grid generation.

Industry-First Milestones Demonstrating Regulatory Capability Driving Progress Towards Licensed IMSR Plants

In April 2023, Canada’s CNSC completed its multi-year Vendor Design Review (VDR) of the IMSR plant design and no fundamental barriers to licensing IMSR for commercial use were identified. The IMSR was the first Generation IV reactor design to complete this CNSC VDR, a historic first for a nuclear plant powered with molten salt reactor technology. The Company’s U.S. Nuclear Regulatory Commission (NRC) engagement commenced in 2016 and includes a successful interagency joint review of the IMSR technology under a CNSC-U.S. NRC Memorandum of Cooperation and concurrent with the CNSC’s completion of the Vendor Design Review. The Company and IMSR plant development have benefitted from multiple grant awards from the U.S., U.K., and Canadian governments, which have supported regulatory actions, reactor design and fuel supply development.

Additionally, Terrestrial Energy’s IMSR plant design is well-suited for repurposing existing and recently retired coal plants, maintaining firm power generation for grid reliability with clean and air pollution-free nuclear powered electricity generation. In 2022, DOE commissioned a report that found 80% of all retired and operating coal power plant sites can host an advanced nuclear reactor, totaling 290 sites, in addition to identifying significant primary and secondary environmental and economic benefits of IMSR technology for these applications. This represents up to 174 GW of potential replacement capacity to be met with IMSR plants in the U.S. alone as of April 2024, according to DOE.

Management Commentary

Simon Irish, CEO and Director of Terrestrial Energy, said: “Extraordinary innovations in major industrial sectors are driving electric power demand growth at unprecedented rates, unleashing rapidly growing interest in our transformative IMSR plant, and its molten salt reactor Generation IV nuclear technology. Flexibility to meet a broad range of industrial heat and power requirements and a scalable supply chain together position Terrestrial Energy’s IMSR plant as a preferred solution for meeting this new and growing demand. Data center operators, utilities, industrial companies, and grid operators are all seeking safe, reliable, cost-effective, and clean energy, and Terrestrial Energy’s IMSR plant delivers an optimal blend of high-temperature, low-CAPEX, carbon-free heat and electricity to meet these requirements. We believe the proposed business combination with HCM II will accelerate our CAPEX-light business model and deployment strategy, through constructing, licensing, and commissioning of a fleet of IMSR plants.”

Shawn Matthews, Chairman and CEO of HCM II, commented: “We firmly believe in the transformational nature of Terrestrial Energy’s IMSR plant design and technology, as well as in the role it stands to play in delivering the safe, reliable, and low-cost power to meet the rapidly growing demand for electricity and heat across a wide range of industrial applications. Terrestrial Energy has built an expert-laden leadership team with decades of experience in the nuclear and supply chain sectors and is uniquely positioned to capitalize on accelerating enthusiasm for nuclear energy as a scalable solution to meet surging power demands. We believe the business combination with HCM II will further accelerate Terrestrial Energy’s growth and deliver long-term shareholder value.”

Transaction Overview

The Transaction will provide approximately $280 million in gross proceeds to accelerate commercial deployment of Terrestrial Energy's IMSR technology and to pay transaction expenses. The $230 million of gross proceeds consists of $50 million in common stock PIPE commitments at $10.00 per share from new non-affiliated fundamental institutional investors, and approximately $230 million of cash held in HCM II’s trust account (before giving effect to potential redemptions).

The Transaction values Terrestrial Energy at a pre-money equity value of $925 million, which is a significant discount to publicly traded comparable SMR peers, providing an attractive entry point for HCM II shareholders. It also implies a pro-forma enterprise value of the new public company of approximately $1 billion and a pro-forma equity value of approximately $1.3 billion (each assuming no redemptions and anticipated PIPE proceeds).

Terrestrial Energy’s existing management team will continue to lead the company following the completion of the Transaction. All Terrestrial Energy shareholders will roll 100% of their equity holdings into the new public company. Additionally, Terrestrial Energy’s management team, Terrestrial Energy’s primary shareholders, HCM II’s sponsor and certain affiliates of HCM II’s sponsor have committed to customary lock-ups.

The proposed Transaction was unanimously approved by the Boards of Directors of HCM II and Terrestrial Energy. Completion of the proposed Transaction is anticipated to occur in the fourth quarter of 2025 subject to customary closing conditions.

Additional information about the proposed Transaction, including a copy of the business combination agreement and the investor presentation, will be provided in a report on Form 8-K to be filed by HCM II with the U.S. Securities and Exchange Commission (SEC) and available at www.sec.gov.

Advisors

Cantor Fitzgerald & Co. is acting as exclusive capital markets advisor and sole PIPE placement agent. King & Spalding LLP is acting as legal advisor to HCM II. Bryan Cave Leighton Paisner LLP is acting as legal advisor to Terrestrial Energy. DLA Piper LLP (US) acted as legal counsel to the placement agent, Cantor Fitzgerald & Co.

About Terrestrial Energy

Terrestrial Energy is a developer of Generation IV nuclear plants that use its proprietary Integral Molten Salt Reactor (IMSR) technology. IMSR technology captures the full transformative operating benefits of molten salt reactor technology in a plant design that represents true innovation in cost reduction, versatility and functionality of nuclear energy supply. IMSR plants will supply zero-carbon, reliable, dispatchable, low-cost, high-temperature industrial heat and electricity for a dual-use energy role relevant to many industrial applications, such as chemical synthesis and desalination. In so doing, they extend the application of nuclear energy far beyond electric power markets. IMSR plants have the potential to make substantial contributions to industrial competitiveness, energy security, and economic growth. Their deployment will support rapid global decarbonization of the primary energy system across a broad spectrum. Terrestrial Energy uses an innovative design, together with proven and demonstrated molten salt reactor technology, which offers a unique set of operating characteristics to deliver high and compelling commercial potential. Terrestrial Energy is engaged with regulators, suppliers and industrial partners to build, license and commission the first IMSR plants in the early 2030s.

About HCM II Acquisition Corp.

HCM II Acquisition Corp. (“HCM II”) is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. HCM II may pursue an initial business combination target in any business or industry or at any stage of its corporate evolution. Its primary focus, however, will be in completing a business combination with an established business of scale poised for continued growth, led by a highly regarded management team. HCM II’s Class A ordinary shares and warrants are listed on the NASDAQ under the ticker symbols “HOND” and “HONDW”, respectively.

HCM II’s management team is led by Shawn Matthews, its Chairman of the Board and Chief Executive Officer, and Steven Bischoff, its President and Chief Financial Officer. HCM II’s Board of Directors includes Andrew Brenner, Michael J. Connor and Jacob Loveless.

Important Information for Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

In connection with the business combination, HCM II and Terrestrial Energy will file with the SEC registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary prospectus of HCM II relating to the offer of securities to be issued in connection with the business combination, and a preliminary proxy statement of HCM II to be distributed to holders of HCM II’s capital shares in connection with HCM II’s solicitation of proxies for vote by HCM II’s shareholders with respect to the Business Combination and other matters described in the Registration Statement HCM II and Terrestrial Energy also plan to file other documents with the SEC regarding the business combination. After the Registration Statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to the shareholders of HCM II and Terrestrial Energy. INVESTORS OF HCM II AND TERRESTRIAL ENERGY ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS RELATING TO THE BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION.

Investors will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about HCM II and Terrestrial Energy once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. In addition, the documents filed by HCM II may be obtained free of charge from HCM II’s website at https://hcmacquisition.com/ or by written request to HCM II at 100 First Stamford Place, Suite 330 Stamford, CT 06902.

Participants in the Solicitation

HCM II and Company, and their respective directors and executive officers, may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of HCM II is set forth in HCM II’s filings with the SEC. Information regarding other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the potential transaction and a description of their direct and indirect interests will be set forth in the Registration Statement (and will be included in the proxy statement/prospectus) and other relevant documents when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward Looking Statements

The statements contained in this press release that are not purely historical are forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on HCM II and the Company. There can be no assurance that future developments affecting HCM II and the Company will be those that we have anticipated. These forward-looking statements speak only as of the date this press release is actually delivered and involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one more or these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against HCM II, the Company, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of HCM II or the SEC’s declaration of the effectiveness of the Registration Statement (which will including the proxy statement/prospectus contained therein) to be filed by HCM II and the Company or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability of HCM II to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination, including the reorganization described in the business combination agreement; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the amount of redemption requests made by HCM II shareholders and (12) other risk factors described herein as well as the risk factors and uncertainties described in that certain prospectus of HCM II dated August 15, 2024 and the HCM II’s other filings with the SEC, as well as any further risks and uncertainties to be contained in the proxy statement/prospectus filed after the date hereof. In addition, there may be additional risks that neither HCM II or Company presently know, or that HCM II or Company currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward- looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

None of HCM II, the Company, any placement agent nor any of their respective affiliates, officers, employees or agents, makes any representation or warranty, either express or implied, in relation to the fairness, reasonableness, adequacy, accuracy, completeness or reliability of the information, statements or opinions, whichever their source, contained in this press release or any oral information provided in connection herewith, or any data it generates and accept no responsibility, obligation or liability (whether direct or indirect, in contract, tort or otherwise) in relation to any of such information. HCM II, the Company and their respective affiliates, officers, employees and agents further expressly disclaim any and all liability relating to or resulting from the use of this press release and any errors therein or omissions therefrom. Further, the information contained herein is preliminary, is provided for discussion purposes only, is only a summary of key information, is not complete and is subject to change without notice.

In addition, the information contained in this press release is provided as of the date hereof and may change, and neither HCM II nor the Company undertakes any obligation to update or revise any forward- looking statements, whether as a result of new information, inaccuracies, future events or otherwise, except as may be required under applicable securities laws.

Terrestrial Energy Investor Center:

https://www.terrestrialenergy.com/investors

Terrestrial Energy Media & Investor Contact:

TerrestrialEnergy@icrinc.com

HCM II Investor Contact:

HCM II Acquisition Corp.

Steven Bischoff

sbischoff@hondiuscapital.com

(203) 930-2200

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